POWER OF ATTORNEY

      The undersigned hereby constitute and appoint Mark N. Jacobs, Steven Newman, Michael Rosenberg, Jeff Prusnofsky, Robert Mullery, Janette Farragher, Mark Kornfeld and John Hammalian, and each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her, and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all amendments to the Registration Statement of Dreyfus Short-Intermediate Municipal Bond Fund (including post-effective amendments and amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ Joseph S. Dimartino                        March 22, 2000
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Joseph S. DiMartino


/s/ Lucy Wilson Benson                         March 22, 2000
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Lucy Wilson Benson


/s/ David W. Burke                             March 22, 2000
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David W. Burke


/s/ Martin D. Fife                             March 22, 2000
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Martin D. Fife


/s/ Whitney I. Gerard                          March 22, 2000
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Whitney I. Gerard


/s/ Ambassador Arthur A. Harmtan               March 22, 2000
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Ambassador Arthur A. Hartman


/s/ George L. Perry                            March 22, 2000
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George L. Perry


/s/ Paul D. Wolfowitz                          March 22, 2000
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Paul D. Wolfowitz